SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of November 10, 2011)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund – Class C Shares	JPMorgan Prime Money Market Fund – Class C Shares
JPMorgan Liquid Assets Money Market Fund – Class C Shares	One Group Prime Money Market Fund – Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund – Class C Shares	One Group U.S. Treasury Securities Money Market Fund – Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares
JPMorgan Dynamic Small Cap Growth Fund – Class C Shares	JPMorgan Dynamic Small Cap Fund – Class C Shares (name effective until 6/29/07)
JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A
JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares
JPMorgan Intrepid European Fund – Class C Shares	JPMorgan Fleming Intrepid European Fund – Class C Shares
JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares
JPMorgan Growth and Income Fund – Class C Shares	JPMorgan Growth and Income Fund – Class C Shares
JPMorgan International Opportunities Fund – Class C Shares	N/A
JPMorgan International Value Fund – Class C Shares	N/A
JPMorgan Intrepid America Fund – Class C Shares	JPMorgan Intrepid America Fund – Class C Shares
JPMorgan Intrepid Growth Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares
JPMorgan Intrepid Multi Cap Fund – Class C Shares	JPMorgan Intrepid Investor Fund – Class C Shares and JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06)
JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares
JPMorgan Intrepid Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares
JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares
JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares
JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares
Undiscovered Managers Behavioral Growth Fund – Class C Shares	Undiscovered Managers Behavioral Growth Fund – Class C Shares
Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares
JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares
JPMorgan Intrepid Mid Cap Fund – Class C Shares	One Group Diversified Mid Cap Fund – Class C Shares and JPMorgan Diversified Mid Cap Fund – Class C Shares
JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares
JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name
JPMorgan International Equity Index Fund – Class C Shares	One Group International Equity Index Fund – Class C Shares
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares
JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares
JPMorgan Market Expansion Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares
JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)
JPMorgan Multi-Cap Market Neutral Fund – Class C Shares	One Group Market Neutral Fund – Class C Shares
JPMorgan Mid Cap Equity Fund – Class C Shares	N/A
JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)
JPMorgan U.S. Real Estate Fund – Class C Shares	One Group Real Estate Fund – Class C Shares
JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares
JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares
JPMorgan Value Advantage Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A
Highbridge Statistical Market Neutral Fund – Class C Shares	N/A
JPMorgan U.S. Dynamic Plus Fund – Class C Shares	JPMorgan Intrepid Long/Short Fund – Class C Shares (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund – Class C Shares (name effective until 5/3/10)
JPMorgan International Realty Fund – Class C Shares	N/A
JPMorgan China Region Fund – Class C Shares	N/A
JPMorgan Global Opportunities Fund– Class C Shares	JPMorgan Global Focus Fund – Class C Shares (name effective until 11/1/11)
JPMorgan Strategic Preservation Fund –Class C Shares	JPMorgan Global Strategic Preservation Fund –Class C Shares
JPMorgan India Fund – Class C Shares	N/A
JPMorgan Latin America Fund – Class C Shares	N/A
JPMorgan Russia Fund – Class C Shares	N/A
JPMorgan Value Discovery Fund – Class C Shares	N/A
JPMorgan Dynamic Growth Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Value Plus Fund – Class C Shares	N/A
JPMorgan U.S. Small Company Fund – Class C Shares	N/A
JPMorgan Emerging Economies Fund – Class C Shares	N/A
JPMorgan International Opportunities Plus Fund – Class C Shares	N/A
JPMorgan U.S. Research Equity Plus Fund – Class C Shares	N/A
JPMorgan Access Balanced Fund – Class C Shares	N/A
JPMorgan Access Growth Fund – Class C Shares	N/A
JPMorgan Alternative Strategies Fund – Class C Shares	N/A
JPMorgan Research Equity Long/Short Fund – Class C Shares	N/A
JPMorgan Global Resources Fund – Class C Shares	N/A
JPMorgan Growth Long/Short Fund – Class C Shares	N/A
JPMorgan Multi-Cap Long/Short Fund – Class C Shares	N/A
JPMorgan Tax Aware Equity Fund – Class C Shares	JPMorgan Tax Aware Equity Fund – Class C Shares (name effective until 12/10/10)
JPMorgan Global Equity Income Fund – Class C Shares	N/A

Current Name	Prior Name
JPMorgan Mid Cap Core Fund – Class C Shares	N/A
JPMorgan Equity Focus Fund – Class C Shares	N/A
Security Capital U.S. Core Real Estate Securities Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund II – Class C Shares	N/A
JPMorgan Asia Pacific Focus Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Global Unconstrained Equity Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan International Unconstrained Equity Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares
JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares
JPMorgan Intermediate Tax Free Bond Fund – Class C Shares	JPMorgan Intermediate Tax Free Income Fund – Class C Shares
JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares
JPMorgan Arizona Municipal Bond Fund – Class C Shares	One Group Arizona Municipal Bond Fund – Class C Shares
JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares
JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares
JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)
JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares
JPMorgan Michigan Municipal Bond Fund – Class C Shares	One Group Michigan Municipal Bond Fund – Class C Shares
JPMorgan Municipal Income Fund – Class C Shares	One Group Municipal Income Fund – Class C Shares
JPMorgan Ohio Municipal Bond Fund – Class C Shares	One Group Ohio Municipal Bond Fund – Class C Shares
JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares
JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)
JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares
JPMorgan Treasury & Agency Fund – Class C Shares	One Group Treasury & Agency Fund – Class C Shares
JPMorgan Limited Duration Bond Fund – Class C Shares

One Group Ultra Short-Term Bond Fund – Class C Shares and JPMorgan Ultra Short Term Bond Fund – Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A
JPMorgan Real Return Fund – Class C Shares	N/A
JPMorgan International Currency Income Fund – Class C Shares	N/A
JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares
JPMorgan Tax Aware High Income Fund – Class C Shares	N/A

Current Name	Prior Name
JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A
JPMorgan Total Return Fund – Class C Shares	N/A
JPMorgan Inflation Managed Bond Fund – Class C Shares	N/A
Highbridge Dynamic Commodities Strategy Fund – Class C Shares	N/A
JPMorgan Credit Opportunities Fund – Class C Shares	N/A
JPMorgan Multi-Sector Income Fund – Class C Shares	N/A
JPMorgan Diversified Real Return Fund – Class C Shares	N/A
JPMorgan Tax Aware Income Opportunities Fund – Class C Shares	N/A
JPMorgan Floating Rate Income Fund – Class C Shares	N/A
JPMorgan Ex-G4 Currency Strategies Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Emerging Markets Local Currency Debt Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares
JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares
JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares
JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2010 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2055 Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

OtherFunds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)
JPMorgan Total Emerging Markets Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Joy C. Dowd

Name:	Joy C. Dowd

Title:	Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Patricia A. Maleski

Name:	Patricia A. Maleski

Title:	Managing Director